UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2014

OCCIDENTAL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code: (310) 208-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)	Occidental’s 2014 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 2, 2014.

(b)

The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, against or withheld, and broker non-votes for each matter are set forth below:

1.	The eleven nominees proposed by the Board of Directors were elected by the following votes:

Nominee	For	Against	Abstain	Broker Non- Votes
Spencer Abraham	592,409,833	18,312,844	1,718,654	68,268,786
Howard I. Atkins	595,318,486	15,746,673	1,376,172	68,268,786
Eugene L. Batchelder	608,965,433	2,111,605	1,364,293	68,268,786
Stephen I. Chazen	608,550,722	2,491,928	1,398,681	68,268,786
Edward P. Djerejian	605,164,753	5,783,375	1,493,203	68,268,786
John E. Feick	602,487,037	7,241,913	2,712,381	68,268,786
Margaret M. Foran	597,496,779	13,590,733	1,353,819	68,268,786
Carlos M. Gutierrez	597,490,643	13,566,904	1,383,784	68,268,786
William R. Klesse	567,333,395	43,725,886	1,382,050	68,268,786
Avedick B. Poladian	607,535,893	3,524,813	1,380,625	68,268,786
Elisse B. Walter	608,028,263	3,038,175	1,374,893	68,268,786

2.

The one-year waiver of the director age restriction for Edward P. Djerejian, an independent director, was approved. The proposal received 607,125,772 votes for; 3,650,257 votes against; 1,665,302 abstentions; and 68,268,786 broker non-votes.

3.	The advisory vote approving executive compensation was approved. The proposal received 591,235,868 votes for; 15,767,937 votes against; 5,437,526 abstentions and 68,268,786 broker non-votes.
4.	The ability of stockholders to act by written consent was approved. The proposal received 604,070,386 votes for; 5,848,559 votes against; 2,522,386 abstentions; and 68,268,786 broker non-votes.
5.

The separation of the roles of the Chairman of the Board and the Chief Executive was approved. The proposal received 594,481,580 votes for; 16,344,123 votes against; 1,615,628 abstentions; and 68,268,786 broker non-votes.

6.	The ratification of the selection of KPMG as independent auditors was approved. The proposal received 675,551,577 votes for; 3,660,231 votes against; and 1,498,309 abstentions.
7.

The stockholder proposal regarding executives’ retention of significant stock was not approved. The proposal received 159,313,631 votes for; 448,413,997 votes against; 4,713,703 abstentions; and 68,268,786 broker non-votes.

8.

The stockholder proposal regarding a review of lobbying at federal, state and local levels was not approved. The proposal received 151,480,660 votes for; 373,064,407 votes against; 87,896,264 abstentions; and 68,268,786 broker non-votes.

9.	The stockholder proposal regarding quantitative risk management reporting for hydraulic fracturing operations was withdrawn by the proponent, so, was not voted upon.
10.

The stockholder proposal regarding a report on fugitive methane emissions and flaring was not approved. The proposal received 156,432,702 votes for; 358,364,946 votes against; 97,643,683 abstentions; and 68,268,786 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: May 6, 2014	/s/ Donald P. de Brier
Donald P. de Brier, Corporate Executive
Vice President and Corporate Secretary